Future accounting policy changes	12 Months Ended
Oct. 31, 2019
Text block [abstract]
Future accounting policy changes

Note 31	Future accounting policy changes

IFRS 16 “Leases” (IFRS 16)
IFRS 16
,
issued in January 2016, replaces IAS 17 “Leases”, and is effective for annual periods beginning on or after January 1, 2019, which for us will be on November 1, 2019. As a lessee, the new standard will result in on-balance sheet recognition for most leases that are considered operating leases under IAS 17, which will result in a gross-up of the consolidated

balance sheet through the recognition of a liability for the present value of future lease payments (i.e. lease liability) and an asset representing the right to use the underlying asset (i.e. right-of-use asset). We will no longer recognize the impacted lease payments through operating expenses; instead, we will recognize depreciation expense on the right-of-use asset and interest expense on the lease liability in the consolidated statement of income. Accounting for leases by lessors remains mostly unchanged from IAS 17. However, on transition, intermediate lessors are required to reassess subleases by reference to the right-of-use asset arising from the head lease that could result in on-balance sheet recognition for certain subleases previously classified as operating subleases. The application of IFRS 16 mainly will apply
 to our office and banking cent
re
 leases, as well as certain subleases previously classified as operating subleases.
We expect to adopt IFRS 16 for the fiscal year beginning November 1, 2019 using the modified retrospective method, with no restatement of comparative periods.
As at November 1, 2019, the adoption of IFRS 16 is expected to result in the recognition of approximately $1.6 billion of right-of-use assets and corresponding lease liabilities on our consolidated balance sheet. In addition, the reassessment of certain subleases related to a previously recognized finance lease property, a portion of which is leased and considered investment property, is expected to result in an increase in net assets of approximately $0.1 billion from the recognition of additional sublease-related assets, net of the derecognition of amounts related to the corresponding head lease. As at November 1, 2019, the after-tax impact to retained earnings as a result of adopting IFRS 16 is expected to be an increase of $0.1 billion.
In addition, the following permitted recognition exemptions and practical expedients have been applied:
•	A single discount rate curve has been applied to portfolios of leases with reasonably similar characteristics at the date of application.
•	In contracts where we are the lessee, we have not reassessed contracts that were identified as finance leases under the previous accounting standard (IAS 17).
•	We have elected to exclude leases of assets considered as low value and certain short - term leases.
•
We have applied the onerous leases provisions recognized as at October 31, 2019 as an alternative to performing an impairment review of our right-of-use assets as at November 1, 2019. Where an onerous lease provision was recorded on a lease, the right-of-use asset has been reduced by the amount of that provision on transition and no further impairment review was performed.

•
We have elected not to separate lease and non-lease components of a lease contract when calculating the lease liability and corresponding right-of-use asset for certain classes of assets. Non-lease components may consist of, but are not limited to, common area maintenance expenses and utility charges. Other occupancy costs not within the scope of IFRS 16 will continue to be recorded as operating expenses.

The actual impacts of the initial application of IFRS 16 may vary from our estimates based on final application and testing of the internal controls over financial reporting related to IFRS 16, as well as revisions to the accounting policies and judgments, including application of practical expedients. We have updated our accounting systems and internal control processes in response to the standard, and are in the final stages of testing and acceptance for our transition to IFRS 16.
IFRIC 23 “Uncertainty over
I
ncome
T
ax
T
reatments” (IFRIC 23)
In June 2017, the IASB issued IFRIC 23
,
which clarifies the accounting for uncertainties in income taxes. IFRIC 23 is effective for annual reporting periods beginning on or after January 1, 2019, which for us is on November 1, 2019.
There will be no impact to our consolidated financial statements as a result of adopting IFRIC 23.
Interest Rate Benchmark Reform: Amendments to IFRS 9, IAS 39 and IFRS 7
In September 2019, the IASB issued “Interest Rate Benchmark Reform: Amendments to IFRS 9, IAS 39 and IFRS 7”, which provides relief for specific hedge accounting requirements to address uncertainties in the period before the interest rate benchmark reform, and provides specific disclosure requirements for the affected hedging relationships. The amendments are effective for annual periods beginning on or after January 1, 2020. As permitted under IFRS 9, we have elected to continue to apply the hedge accounting requirements of IAS 39. Therefore, the amendments will apply to IAS 39 and IFRS 7 for us, mandatorily effective on November 1, 2020. Earlier application is permitted.
We continue to evaluate the impact of the amendments to IAS 39 and IFRS 7 on our consolidated financial statements.
Conceptual Framework for Financial Reporting
In March 2018, the IASB issued a revised version of its “Conceptual Framework for Financial Reporting” (Conceptual Framework). The Conceptual Framework sets out the fundamental concepts that underlie the preparation and presentation of financial statements and serves to guide the IASB in developing IFRS standards. The Conceptual Framework also assists entities in developing accounting policies when no IFRS standard applies to a particular transaction, and more broadly, the Conceptual Framework helps entities to understand and interpret the standards. The Conceptual Framework is effective for annual periods beginning on or after January 1, 2020, which for us will be on November 1, 2020. Early application is permitted.
We are currently assessing the impact of the Conceptual Framework on our consolidated financial statements.
IFRS 17 “Insurance Contracts” (IFRS 17)
IFRS 17
,
issued in May 2017, replaces IFRS 4 “Insurance Contracts”, and was originally effective for annual periods beginning on or after January 1, 2021, which for us is on November 1, 2021. In June 2019, the IASB released an exposure draft proposing amendments to IFRS 17, including the expected proposal to defer the effective date from reporting periods beginning on or after January 1, 2021 to January 1, 2022. The IASB plans to finalize the amendments to IFRS 17 in 2020, subsequent to the comment period ended September 2019. IFRS 17 provides comprehensive guidance on the recognition, measurement, presentation and disclosure of insurance contracts.
We continue to evaluate the impact of IFRS 17 on our consolidated financial statements.